                                                                   EXHIBIT 10.12

  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
       BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                    Agreement No.SG-TH120103-W02

                                 WORK ORDER NO.2
                                     TO THE
                              CINGULAR WIRELESS LLC
                       MASTER SERVICES AGREEMENT TH120103

                             DATED: NOVEMBER 1, 2006

         This Work Order No. 2 ("Order") is issued pursuant to the Master Services Agreement TH120103 between Cingular Wireless LLC ("CINGULAR") and eTelecare Global Solutions, Inc., formerly known as Phase 2 Solutions, Inc. ("ETELECARE"), dated November 11, 2003 ("Agreement") and its terms and conditions are applicable to the Services authorized by this Order. Unless otherwise defined herein, all capitalized terms in this Order have meanings as set forth in the Agreement. The Parties agree that the Statement of Work dated January 2, 2004, between CINGULAR and ETELECARE is hereby terminated and replaced by this Order No. 2.

         This Order authorizes ETELECARE to provide the work described below to CINGULAR'S reasonable satisfaction, and in accordance with the terms of this
Order:

I. SCOPE OF WORK. This Order authorizes ETELECARE to provide the services described below and as specified in a unique Campaign Delivery Package that CINGULAR may from time to time, enter into under this Order.

II. TERM. This Order will commence on November 1, 2006 and will continue through January 19, 2008 unless terminated or cancelled in accordance with Section 3 of the Agreement.

III. PERFORMANCE METRICS. CINGULAR will measure ETELECARE'S performance under this Order according to the performance standards listed in Appendix D attached hereto.

IV. TERMINATION. CINGULAR shall have the right to terminate the Order at any time with our without cause upon giving ETELECARE thirty (30) days written notice of such termination.

V. COMPENSATION. CINGULAR agrees to compensate Supplier at the rates outlined in Appendix A Pricing Schedule. All charges and fees must include any associated taxes. Data Entry rates are referenced in the Data Entry ORDER.

VI. CONTACTS. CINGULAR Representative is ***, Vendor Manager located at the following address:

                           Cingular Wireless
                           16221 NE 72nd Way, RTC 3
                           Redmond, WA 98052
                           ***

Cingular's Contract Representative is *** located at the following address:

                           Cingular Wireless
                           5565 Glenridge Connector, Suite 1535D
                           Atlanta, Georgia 30342
                           ***

ETELECARE'S' Representative is ***, Director, Global Sales Operations located at the following address:

  ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  eTelecare Global Solutions, Inc.
                  8901 East Raintree Drive, Suite 100
                  Scottsdale, AZ 85260
                  ***

ETELECARE'S Contract Representative is ***, Director, Global Sales Operations located at the following address:

                  eTelecare Global Solutions, Inc.
                  8901 East Raintree Drive, Suite 100
                  Scottsdale, AZ 85260

VII. INVOICES. Month end Invoices and back-up documentation are to be sent to CINGULAR's Representative or other individuals as designated by CINGULAR in writing.

VIII. CHANGE IN SCOPE. Changes in scope shall be managed in the manner outlined in Appendix B "Campaign Change Management Form" which is attached hereto and fully incorporated herein by reference.

IX. DEFINITIONS. For defined terms, see Appendix G "Glossary," attached hereto.

X.       DESCRIPTION OF SERVICES

A.   CINGULAR WORK ORDER

     CINGULAR authorizes ETELECARE to perform Work for CINGULAR in accordance with the terms and conditions of the Agreement as specified in a unique Work Order ("Campaign Delivery Package") that CINGULAR may, from time-to-time, enter into under this Order. Such Campaign Delivery Package is attached hereto as Appendix E, and describes the Work, Services and/or Deliverables to be performed, its/their requirements, and the assigned CINGULAR Campaign Contact. CINGULAR will send an electronic copy of the formal Campaign Delivery Package to ETLECARE five (5) business days prior to the start of a program or Campaign. If the program or Campaign information is not received by ETELECARE'S five (5) business days prior to the start of a program or Campaign for incorporation by ETELECARE'S into the required modules, or in order to complete required system modifications, or in order to meet staffing requirements, CINGULAR and ETELECARE will mutually negotiate a start date for the program or Campaign based on ETELECARE'S receipt of the Campaign Delivery Package.

         1.   INBOUND AND OUTBOUND TELEPHONE SERVICES

     ETELECARE will provide Inbound and Outbound consumer telephone service programs and Campaigns ("Telemarketing Services") relative to CINGULAR's Products and Services per the requirements of this Order. Telemarketing Services activities include but are not limited to the following:

                  A.  Clarify program or Campaign offers as directed by CINGULAR
                  B.  Close program or Campaign offers per CINGULAR instructions
                  C.  Up-sell program or Campaign offers as directed by CINGULAR
                  D.  Work with existing Customers to preclude termination
                  E.  Respond to coverage concerns in a positive manner
                  F.  Clarify Product and Service plans as required

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                G.  Resolve subscriber issues relative to price plans (rate plan changes)
                H.  Change rate plans as appropriate
                I.  Answer contract inquiries in a positive fashion
                J.  Accurately update account information
                K.  Resolve lost or stolen telephone issues in a positive manner
                L. Add, change, or delete features and promotions per CINGULAR direction
                M.  Provide instructions for equipment and feature use
                N.  Migrate Customer accounts between billing applications
                O.  Up-sell equipment when appropriate
                P. Transfer telephone calls to the appropriate CINGULAR company support group as required

         2.   BUSINESS RESPONSE CARD SCANNING

     Customers may use Business Response Cards ("BRC") as one way to accept CINGULAR promotional offers. ETELECARE will process BRCs by scanning them as requested by CINGULAR in support of ongoing Inbound and Outbound telemarketing efforts. When BRCs are used, ETELECARE will read the barcode depicting the Customer's wireless telephone number and specific offer; create the responder, MDE, and manual entry files. ETLECARE will also retain and index an image of the BRC for offer acceptance verification, as required. ETELECARE will retain one electronic copy of the BRC image and send one electronic BRC copy to CINGULAR for each program or Campaign processed.

         3.   MANUAL PROVISIONING

     ETELECARE will perform manual data entry services as requested by CINGULAR in support of ongoing Inbound and Outbound telemarketing efforts that includes, but is not limited to, the manual provisioning of contract extensions, promotions, upgrades, and other changes to Customer accounts. Additional CINGULAR data entry only programs or Campaigns will occur as requested. CINGULAR will provide the files, process flows, and manual data entry priorities to ETLECARE as part of the Campaign Delivery Package as described in Appendix E.

         4.   CUSTOMER SERVICE

     Customer Service campaigns shall constitute any campaign that does not generate revenues for Cingular. See Appendix A for pricing.

B.   VOLUME FORECASTING AND STAFFING

CINGULAR shall plan programs and Campaigns on a week-by-week basis. The programs or Campaigns are dynamic, both in their planning and in their required execution. To accommodate the requirement of ETELECARE to provide staffing, CINGULAR will provide to ETELECARE, on a weekly basis, the Inbound and Outbound telephone call, BRC, and manual provisioning volume forecasts (within plus or minus *** percent (+ ***%) and requirements for a *** (***) week period (looking forward). ETELECARE will use this information in conjunction with historic arrival information to staff their operations in support of CINGULAR'S business requirements. Such staffing and operations shall at all times meet the performance measurements defined in Appendix D hereto.

         ETELECARE shall at all times manage the staffing at levels that are appropriate to meet CINGULAR'S business requirements. CINGULAR shall temporarily relieve ETELECARE from meeting the performance measurements (as defined in Appendix D) which are tied specifically to staffing levels when actual business volumes exceed CINGULAR'S forecasts by *** percent (***%) or more. If this



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should occur, CINGULAR and ETELECARE shall, within *** (***) hours, mutually agree on a plan to accommodate the increased business volumes, and ETELECARE will once again be required to comply with all performance requirements as defined in Appendix D or as mutually agreed by the parties.

         Notwithstanding the foregoing, the provisioning of qualified staffing throughout the term of this ORDER is the responsibility of ETELECARE. All staffing levels must support the goals of CINGULAR'S specific programs, business needs, and Campaigns. CINGULAR will communicate changes in volume forecasts to ETELECARE as soon as they become apparent, but ETELECARE shall not rely upon such forecasts to determine appropriate staffing levels. Such changes may include, but are not limited to, program or Campaign response rate expectations, system failures that require additional manual data entries, or external conditions that drive the volume of inbound telephone calls to ETELECARE (for example, mail drops, message services, etc.).

C.   LOCATIONS

ETELECARE will perform the Services described hereunder at the following location(s). Changes to site locations for the performance of the Services shall require CINGULAR'S prior written approval.

                  8801 Raintree Drive
                  Scottsdale, AZ 85260

                  8901 Raintree Drive
                  Scottsdale, AZ 85260

                  1826 S. Washington Street
                  Grand Forks, ND 58201

                  1330 20th Avenue SW
                  Minot, ND 58701

                  609 30th Avenue NW
                  Minot, ND 58703

                  6090 Zenith Court NE
                  Rio Rancho, NM 87114

                  1215 West Cherry Street
                  Vermillion, SD 57069

D. HOURS OF OPERATION--INBOUND, OUTBOUND, BRC SCANNING. AND MANUAL PROVISIONING

ETELECARE will maintain the hours of operation for Inbound and Outbound telephone services as defined in the Campaign Delivery Package.

ETELECARE will maintain a operating schedule necessary to meet CINGULAR'S business requirements for BRC processing and Manual Provisioning to CINGULAR' satisfaction.

         1.   HOURS OF OPERATION ADJUSTMENT


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CINGULAR may change ETELECARE'S hours of operation based on the needs of a specific program or Campaign. If CINGULAR requires a change in the hours of operation, CINGULAR and ETELECARE may mutually agree to adjust the hours of operation subject to the Change Management process as documented in Appendix B. CINGULAR will request changes to the hours of operation no fewer than ten (10) business days prior to the effective date of the change.

If ETELECARE becomes aware of a situation that suggests a change in the hours of operation (for example, higher volumes of early or late IVR telephone calls), ETELECARE will contact CINGULAR and request a change in the hours of operation through the Change Management process.

E.   HOLIDAYS

Subject to applicable laws, CINGULAR recognizes the following holidays:

                           1.       New Year's Day
                           2.       Easter Sunday
                           3.       Thanksgiving Day
                           4.       Christmas Day

         1.   CHANGES TO HOLIDAYS

CINGULAR may request a change to the Holidays referenced above, based on business needs, a specific program, or Campaign. CINGULAR and ETELECARE will use the Change Management Process to request changes to the Holiday Services.

         CINGULAR will request changes to Services on holidays no fewer than ten
(10) business days prior to the effective date of change.

F.   USER IDS

CINGULAR will provide Training IDs to be used by ETELECARE employees while those employees are in classroom training. CINGULAR will provide Production User IDs for all ETELECARE employees who qualify for, and require access to CINGULAR'S systems.

         1.   PRODUCTION USER ID PROCESS

ETELECARE and their employees will not reuse, share, or transfer to another representative or individual Production User IDs for any reason, unless authorized specifically by CINGULAR in writing. CINGULAR may request the dismissal from CINGULAR programs and Campaigns any ETELECARE employee(s) determined to be sharing a CINGULAR Production User ID, and ETELECARE will remove such employee immediately.

                  A. ETLECARE will notify Support Manager or new hires entering training before training and material provided to employee. Support Manager will begin activating appropriate ID's and logins to include CUID, Care Telegence, SystemX, Telepos1 and Telepos2. Should an ETELECARE employee not complete training, ETELECARE will then notify Support Manager to ensure ID's are removed from all CINGULAR systems.

                  B. ETELECARE will immediately notify Support Manager when an ETELECARE employee is terminated or removed from the Cingular program. Notice will take place whether the termination is voluntary or involuntary.


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



                   C. ETELECARE will provide the following information, and any supporting documents, to Support Manager on a weekly basis. Weekly headcount information including: location, voice agents, incremental agents, In-training, last 4 weeks attrition, Full-time DE agents, PT DE Agents, and Total Agents.

                   D. ETELECARE will provide the following information, and any supporting documents, to Support Manager on a weekly basis. Weekly Employee Report including: Names of all current ETELECARE'S employees on Cingular CLM account. Report should be separated by location and include employee's role (i.e., Voice agent, DE agent, Part-time DE, Supervisor, trainer, etc.) Report due by close of business each Friday.

         2.   CINGULAR RESPONSIBILITIES

         A. As appropriate, CINGULAR shall provide ETELECARE with training User IDs that provide access to the required CINGULAR training environment and systems.

         B. As appropriate, CINGULAR shall provide ETELECARE with the Production User IDs within ten (10) business days of ETELECARE' request for same for use by those ETELECARE employees who have successfully completed the training.

         C. The continued and otherwise unauthorized use of CINGULAR'S Production User IDs becomes the responsibility of CINGULAR two (2) business days following the written request by ETELECARE and CINGULAR'S acknowledgement of such request to delete specific user privileges.

         3.       ETELECARE RESPONSIBILITIES

         A. ETELECARE shall reset the passwords of the Training IDs upon completion of training for each ETLECARE user.

         B. ETELECARE shall request Production User IDs from CINGULAR by the second day of training.

         C. ETELECARE shall provide to CINGULAR, within twenty-four (24) hours of payroll separation or removal from the CINGULAR programs or Campaigns, the Production User IDs of ETELECARE employees that leave ETELECARE employment, or that are no longer associated with a CINGULAR program or Campaign.

XI. SERVICE SPECIFICATIONS, REQUIREMENTS, AND ETELECARE'S RESPONSIBILITIES

         A. ETELECARE will assign an Account Manager and a team of administrative personnel, supervisors, and Telephone Service Representatives for managing CINGULAR'S projects and activities required by this Order.

         1. In accordance with the terms and conditions of the Agreement, ETELECARE'S Account Management Team will have responsibility for all aspects of CINGULAR'S account with ETELECARE. The ETELECARE Account Manager will act as the single point-of-contact for CINGULAR and will provide, at a minimum, the following services to CINGULAR'S satisfaction:

         A.       *** with CINGULAR *** hours of operation;
         B.       *** coordination;
         C. *** ETELECARE'S' *** and *** the *** or *** of *** from ***; variances to goals; technical outages; etc.
         D.       *** the *** and *** of *** before sending to CINGULAR for ***;
         E.       *** and *** and ***, and *** to


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                  *** or ***;
         F. *** a *** as scheduled by CINGULAR *** to the *** of *** or ***;
         G. ***, through ***, that ETELECARE *** as documented in Appendix F attached hereto;
         H.       *** in CINGULAR'S *** as required by CINGULAR, and
         I.       *** and *** the ETELECARE *** and *** with CINGULAR.

         2. The ETELECARE Account Manager as well as representatives from ETELECARE'S Management Information Services Department will participate in all scheduled planning sessions with CINGULAR.

         B. Three (3) weeks prior to the start of any program or Campaign, ETELCARE'S key technical representative will participate in a conference call(s) with CINGULAR personnel regarding file transmission issues that include, but are not limited to, confirmation of file transmission compliance. In the event that CINGULAR requires an earlier start date for a program or Campaign, CINGULAR and ETELECARE will negotiate a start date for the program or Campaign.

         C. As applicable, CINGULAR will provide a "Finder File" (Customer List) to ETELECARE forty-eight (48) hours before the start of a specific program or Campaign.

         D. CINGULAR will provide scripting within the Campaign Delivery Program. ETELECARE will not make changes to the approved Scripts unless ETELECARE obtains CINGULAR'S prior written approval. Any modifications or changes made to the scripting by ETELECARE, must be approved by the Campaign Manager or another CINGULAR representative.

         E. ETELECARE is responsible for the recruiting, hiring, training, and the supervision of the required sales, administrative, and management personnel while performing under this Order. ETELECARE will acquire only those resources that possess the appropriate skill sets for the work being performed as defined herein, or as defined in individual Campaign Delivery Packages. ETELECARE is responsible for all costs associated with recruiting and hiring personnel including the costs of background checks CINGULAR requires for all employees having access to CINGULAR'S systems.

         F. ETELECARE will retain sufficient and qualified resources to support CINGULAR'S marketing activities, new product introductions, and promotions. ETELECARE understands that CINGULAR'S marketing activities may include interim periods without active programs or Campaigns.

         G. ETELECARE will charge CINGULAR for Hours worked according to the Campaign Delivery Package. As used herein, the term "Hours" means the actual hours worked that produce the throughput and quality of product required under this Order. Said Hours shall be limited to the programs or Campaigns associated with this Order and measured in tenth-of-an-hour increments. Hours include *** on *** or *** or *** in the *** of the ***, or in the ***. The Hours include *** minutes of *** for *** hours *** of ***, and ***. Hours do not include ***, or *** (that ***, or ***).

         H. ETELECARE agrees to provide CINGULAR local program and/or Campaign supervisors with substantial telemarketing sales experience. ETELECARE will *** a *** to *** of *** to ***.





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         I. When conducting a program or Campaign that requires specific skill sets (for example, a bilingual program or highly technical products or services), CINGULAR will define such skill sets in the Campaign Delivery Package. ETELECARE is responsible for insuring that assigned personnel possess the skills required; are fluent in the applicable language, and possess the expertise or experience as is needed to meet program or Campaign objectives as required under this ORDER. When conducting a bilingual program or Campaign targeted at the Hispanic market, ETELECARE shall ensure that its TSRs are fluent in the Spanish language and speak the dialect of the targeted audience.

         J. ETELECARE will perform the Services to meet the following requirements of CINGULAR:

         1. ETELECARE'S TSRs will log into a specific application set each day ("log-in") that will limit their access to only the telemarketing and informational portion of the application. All management systems require each person to log-in with their name and their unique password and have access only to data based on their level of authorization.

The *** will have a *** that includes, but is not necessarily limited to, the following:

                  A.  *** of ***;
                  B.  *** the *** of ***;
                  C.  *** in *** as appropriate;
                  D.  *** through *** and ***;
                  E.  *** and *** of *** containing ***;
                  F.  *** and *** from the ***, and
                  G.  *** to ***.

ETELECARE will provide written certification of their computer system operation on a semi-annual basis, and will provide CINGULAR with a copy of such certification as requested..

         2. ETELECARE will accept Finder Files in the format specified by CINGULAR in Appendix C attached hereto.

         3. ETELECARE will *** with *** to ***.

         4. ETELECARE agrees to accurately present to Customers the features and benefits of CINGULAR'S Products and Services as outlined in CINGULAR'S Scripts and on-line information. CINGULAR will pre-approve ETELECARE'S contact approach and strategy proposed to acquire, retain, or win-back Customers prior to ETELECARE'S use of the Scripts. ETELECARE will not make changes to the approved Scripts unless ETELECARE obtains CINGULAR'S prior written approval. While *** are *** to be *** when *** and *** and *** to *** a ***, the *** must *** as ***
in the ***. ETELECARE'S *** to a *** is a *** of the Agreement and this Order and any *** or *** or *** by ETELECARE or its TSR's to *** to the *** will ***, at its ***, to *** any ***, this Order, and/or the Agreement without *** to ETELECARE.

         5. ETELECARE will use Customer profile data to establish call order priorities and, as pertinent

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information becomes available, incorporate said pertinent information into
Scripts on an individual Customer basis.

         6. ETELECARE agrees to contact only Customers in CINGULAR'S Finder Files. ETELECARE will not reproduce or sell to third parties all or any portion of CINGULAR'S Finder Files.

         7. If ETELECARE'S *** to *** is *** because of ***, or *** ETELCARE will *** the *** to ETELECARE'S ***, and ETELECARE will *** the *** of *** within the *** or *** as *** by *** in the ***. The *** of *** shall be *** by the *** the *** or *** is ***, and *** be *** to *** and ***.

         8. ETELECARE will *** or *** by its ***. ETELECARE will *** of all *** or *** its ***, and will *** such *** to *** on a ***. ETELECARE will not *** and *** for *** and will not *** or *** in the ***.

         9. ETELECARE will limit the scope of its conversation and activity during all Customer contacts to the performance of the Telemarketing Services covered by this ORDER. Under no circumstances will ETELECARE or its TSR's promote or advance merchandise, labors, or interests of any person, enterprise, or organization, other than those authorized by CINGULAR in writing, during any Customer contact made pursuant to this ORDER.

         10. ETELECARE will *** to ***, and *** whose format is specified by CINGULAR in Appendix C attached hereto. ETELECARE shall provide the files according to the following schedule:



                 Report to CINGULAR Wireless
                      Campaign Contact                                                Frequency
                      ----------------                                     --------------------------------
*** for ***, and                                                            *** - by *** PM Pacific Time on
***                                                                                             the *** day
*** for ***, and ***                                                        *** - by *** PM Pacific Time on
                                                                                                the *** day
*** for ***                                                                    As specified in the Campaign
                                                                                           Delivery Package
*** for ***, and ***                                                        *** - by *** PM Pacific Time on
                                                                                                the *** day
***                                                                            As specified in the Campaign
                                                                                           Delivery Package





         ETELECARE will promptly notify CINGULAR of any system or network that problems prevent ETELECARE from performing the on-time delivery of the Files referenced above. ETELECARE and CINGULAR will mutually negotiate a date and time for the delivery of any file(s) not provided as a result of system unavailability as described herein.

         11. ETELECARE and its TSRs will keep confidential and private the content of CINGULAR and CINGULAR customer communications and records. CINGULAR'S policy of confidentiality extends to the identity of the parties, the communication between the parties, and to the fact that the communication

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took place. ETELECARE'S TSRs, supervisors, and account managers will keep confidential all information received and reviewed while handling communications with CINGULAR and CINGULAR'S Customers.

         12. ETELECARE will perform Inbound and Outbound Telemarketing Services as specified in the Agreement and this Order, unless modified by state or federal regulations, in which case ETELECARE agrees to comply with all state or federal regulations in contacting Customers.

         13. ETELECARE will review and comply with all current and applicable Telephone Consumer Protection Act/Direct Marketing Association ("TCPA/DMA") compliance standards.

         14. ETELECARE warrants that it will not block the telephone number from a caller identification service when using that number for telemarketing purposes on CINGULAR'S behalf.

         15. ETELECARE is familiar with, understands the requirements of, and will comply with all CINGULAR guidelines and all federal and individual state regulations governing telemarketing practices in all states wherein ETELECARE performs its Telemarketing Services for CINGULAR. This includes, but is not limited to, the Telemarketing and Consumer Fraud and Abuse Prevention Act, 15 U.S.C. Sections 6101-6108, and the federal Trade Commission regulations issued there under at 16 C.F.R. Section 310.1. CINGULAR will match all Finder Files against its internal Do-Not-Call list and remove all records that match that list. ETELECARE will indemnify and hold harmless CINGULAR for any violations by ETELECARE of applicable CINGULAR guidelines, federal regulations, or individual state regulations per Section 9 of the Agreement.

         16. ETELECARE will provide each CINGULAR Campaign Contact with access to on-line performance reports as specified in Appendix D attached hereto.

         17. ETELECARE will provide formal reports as specified by CINGULAR in the Campaign Delivery Packages and will provide the reports according to the following schedule:



    Report to Cingular Campaign Contact                                              Frequency
    -----------------------------------                                              ---------
Performance Measurements - Includes ***, and ***                                    ***, at ***
                                                                                    Pacific Time



         18. Within twenty-one (21) business days following the close of any program or Campaign, the ETELECARE'S Account Manger will participate with the authorized CINGULAR representative(s) in a Campaign Wrap-up Meeting where specified as a requirement in the CDP. The agenda of this meeting includes, but is not limited to the following:

                  A. ETELECARE will provide a detailed summary of all Performance Measurements for the program or Campaign;
                           (1)      Day-of-week distribution
                           (2)      Time-of-day distribution
                  B. ETELECARE will provide a detailed summary of all costs associated with the program or Campaign, and
                  C. ETELECARE will provide a detailed summary of Lessons Learned from program or Campaign execution
                           (1)      Effectiveness of the following:
                                    (a)      Script
                                    (b)      CINGULAR provided material

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                                    (c)      Quality Monitoring
                                    (d)      Training

         K.       SYSTEMS

         1.       COMPATIBILITY ETELECARE RESPONSIBILITIES

ETELECARE shall implement the necessary technology infrastructure (at its own expense), to support the completion of the Services and/or creation of the Deliverables defined in this Order. Such infrastructure will at all times be, and maintain compatibility with CINGULAR'S systems. ETELECARE will use *** and *** to *** to another ***. This includes *** on a *** the *** the ***, and then *** the telephone call.

In accordance with the Agreement and this Order, ETELECARE will provision and maintain *** between the ETELECARE *** and the CINGULAR ***. ETELECARE shall provide the *** ("***") *** into ETELECARE' ***.

         2.       CINGULAR RESPONSIBILITIES

CINGULAR shall provide ETELECARE with access to the necessary transactional systems. CINGULAR will specify the point-of-integration within CINGULAR'S data center. CINGULAR shall provide the toll-free telephone numbers required for each program, Campaign, or CINGULAR point of contact. CINGULAR shall provide "top-of-queue" queuing for *** telephone calls to other CINGULAR call centers.

XII.     TRAINING

CINGULAR may, from time to time, request that ETELECARE'S Training Manager, or other training resource, attend specific training at a CINGULAR location. The product of such training will be included in subsequent materials provided to ETELECARE'S trainees.

         A.       INITIAL TRAINING

ETELECARE agrees to train ETELECARE'S current personnel on CINGULAR specific systems and applications, and provide the initial training of new ETELCARE personnel for each CINGULAR program or Campaign.

CINGULAR shall provide a Training Contact to act as the single point-of-contact for ETELECARE'S Training Manager. The CINGULAR Training Contact will work with the ETELECARE Training Manager to create the written test, certification test, and program or Campaign-specific requirements. In support of the initial implementation, CINGULAR will provide an electronic copy of training materials to ETELECARE a minimum of fifteen (15) business days prior to the beginning of training for incorporation into the ETELECARE'S training modules and on-line knowledge management system.

                  1.       ETELECARE RESPONSIBILITIES

                           A. ETELECARE shall train its personnel at ETELECARE'S facilities.

                           B. ETELECARE shall provide hardcopy materials as required for individual classes.

                           C. The training classes will include, but are not limited to, the following CINGULAR approved materials:

12/11/2006        CINGULAR WIRELESS and ETELECARE Confidential     Page 11 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                    (1)     *** specific to CINGULAR
                                    (2)     *** on the *** or ***
                                    (3)     *** training
                                    (4)     *** training
                                    (5)     ***
                                    (6)     *** test
                                    (7)     *** by ETELECARE'S *** (*** test)
                                    (8)     *** of test
                                    (9)     *** and *** session

                           D. Prior to allowing ETELECARE *** to *** the ***, ETELECARE will *** their *** to *** the *** and *** of *** and *** as outlined in the *** by ETELECARE and *** by CINGULAR.
                           E. After at least *** business day of ***, ETELECARE will *** each *** to *** test and *** test with *** as defined in the Campaign Delivery Package. ETELECARE will provide a summary of scores by agent, for all program or Campaign training, upon request from CINGULAR.
                           F. ETELECARE'S TSRs will also take and pass, with a minimum score as defined in the Campaign Delivery Package, an oral Certification test of their presentation skills and comprehension of CINGULAR'S Product and Service benefits and features.

                           G. Once ***, ETELECARE *** the *** on the *** before *** any *** or *** for ***. This *** will include *** and the *** to *** while still *** a *** with the ***.

                           H. Provide *** for any *** on *** who is *** to ***. ETELECARE will not *** for such ***.

         B.       NEW PROGRAM OR CAMPAIGN TRAINING

For training required by changes to programs or new Campaigns, CINGULAR will make every effort to have the required information documented and communicated to ETELECARE five (5) business days prior to the program or Campaign start date. The CINGULAR Training Contact will provide relevant and specific training materials in electronic form.

XIII. SALES ORDERS, VALIDATION, DIGITAL RECORDING, STORAGE, RETRIEVAL, AND ACCEPTANCE

         A. ETELECARE will *** every *** and *** the *** for a *** year period from the *** of the *** or ***. If a *** for the ***, an ETELECARE *** must *** the *** and *** or the *** must *** to the *** and *** the *** and *** a *** to *** the ***. In all *** must *** their *** on the ***. CINGULAR may *** as *** as ***. ETELECARE will *** and *** the *** using any of the following ***, or *** of ***. ETELECARE will *** to *** within *** hours of *** for ***.



12/11/2006        CINGULAR WIRELESS and ETELECARE Confidential     Page 12 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

         B. ETELECARE will ***% of the Inbound *** and ***% of the Outbound Sales Order Confirmation records prior to the *** day following the *** to *** that a ***. Should a *** exceed ***%; ETELECARE will ***, at its ***, an ***% of that *** sales until the *** below ***%. Should CINGULAR want more than ***% ***; ETELECARE will *** the *** as defined in Appendix A "Charges" attached hereto.

         C. ETELECARE will randomly audit sales orders for completeness and accuracy prior to transmission to CINGULAR. ETELECARE will call back for verification prior to shipment those Customers whose sales orders are incorrect or are deemed questionable as to the Customer's understanding.

         D. ETELECARE will provide, on a daily basis, written feedback to supervisors describing any discrepancies on the part of the TSR during recording. Supervisors will discuss such discrepancies with the TSR within twenty-four (24) hours from occurrence, and both the supervisor and TSR will sign off on the discrepancy sheet to verify that the discussion took place. ETELECARE will take remedial action with any TSR who shows discrepancies within twenty-four (24) hours of the discussion, and such remedial action will result in immediate correction of the discrepancies identified.

         E. ETELECARE shall use the CINGULAR'S on-line data entry functions to process Customer purchases of Products and/or Services.

XIV.     QUALITY ASSURANCE, CUSTOMER COMPLAINTS, AND MONITORING

         A.       QUALITY ASSURANCE

                  1. During the term of the Agreement and this ORDER, ETELECARE will assure quality in the Telemarketing Services provided, as mutually agreed to by CINGULAR and ETELECARE in the performance of ETELECARE'S obligations under this ORDER.

                  2. ETELECARE will conduct weekly meetings with focus groups as instructed by the Campaign Delivery Program: including TSRs, supervisors, ETELECARE'S Quality Assurance Department, ETELECARE'S Training Department, and the Account Manager to obtain detailed feedback and recommendations on the current CINGULAR Telemarketing program or Campaign. Such suggestions may include, but are not limited to: ***, and *** of the ***. The ETELECARE *** and any *** into a *** and *** to the ***.

         B.       CUSTOMER COMPLAINTS

                  1. ETELECARE will resolve Customer complaints according to CINGULAR policies and report the resolution to CINGULAR'S Quality Assurance Contact within *** hours from the date of the complaint.

                  2. Upon CINGULAR' request, ETELECARE will provide a *** to obtain *** on *** such as ***, or ***. Appendix attached hereto details the charges for this service.

         C.       MONITORING





12/11/2006        CINGULAR WIRELESS and ETELECARE Confidential     Page 13 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  1. ETELECARE will use its Quality Assurance Department to insure TSR quality standards. ETELECARE will use personnel acting as "Telephone Monitors," who have the responsibility of ascertaining that all TSRs accurately represent program or Campaign presentations. Additionally, the Telephone Monitors will ensure that all TSRs represent all CINGULAR Product and Service information with accuracy, professionalism, courtesy, and concern, and that each TSR establishes a level of interest, comfort, and trust with each Customer contact. ETELECARE will monitor the production and quality of *** a minimum of *** telephone calls *** week for *** performing in excess of ***% of their *** or *** times per *** for *** with a quality score below ***%. The Telephone Monitor will complete the *** documented in Appendix F ("Quality Monitoring Form") attached hereto that *** the *** on the ***. ETELECARE will *** of the *** in the *** and give a *** of the *** to the ***. In the event the TSR fails the monitoring session with a score of less than *** percent (***%), the Telephone Monitor will talk to the TSR and explain *** they *** and *** they *** to *** to ***. The TSR will be *** to *** the ***.

                  2. ETELECARE will provide a *** to enable *** to call, from any location, and *** in *** to the *** on *** or ***. ETELECARE will not inform agents or team leads *** of ***.

                  3. ETELECARE will provide *** with *** and *** at least *** week prior to the *** date of each *** or ***.

                  4. ETELECARE will designate a Telephone Monitor to be present and who will be prepared to conduct all scheduled monitoring sessions. All monitoring sessions will begin promptly at the scheduled times.

                  5. ETELECARE will provide Inbound & Outbound recorded calls on a monthly basis, per quantity request from CINGULAR'S Quality team, and post such information to the FTP site for CINGULAR personnel to utilize for monitoring purposes. CINGULAR will score Inbound and Outbound calls and provide an independent assessment of the overall program call quality and average scores monthly. This independent scoring will be utilized to measure ETELECARE'S performance against the minimum quality score threshold of ***%.

XV.      REFERRALS TO CINGULAR

         ETELECARE may receive Customer requests for repairs or for merchandise and labors that CINGULAR has not authorized ETELECARE to sell or support. CINGULAR will furnish ETELECARE with detailed and specific written instructions concerning how TSRs must manage these requests.

         A.       ETELECARE RESPONSIBILITIES

ETELECARE will refer all such requests to CINGULAR and will provide CINGULAR with the following information on the day in which such requests arise:

                  1.       Customer's name
                  2.       Customer's address
                  3.       Customer's wireless telephone number
                  4.       A specific description of the matter

12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential       Page 14 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Strict adherence to CINGULAR'S instructions regarding referrals is a material term of the Agreement and this Order. ETELECARE will provide Inbound & Outbound recorded calls on a monthly basis, per quantity request from CINGULAR Quality team, and post to the FTP site for CNG personnel to utilize for monitoring purposes. CINGULAR will score inbound and outbound calls and provide an independent assessment of the overall program call quality and average scores monthly. This independent scoring will be utilized to measure ETELECARE'S performance against the minimum quality score threshold of ***%.

XVI.     PREMISE VISITS

In accordance with the Agreement, CINGULAR may visit any ETELECARE telemarketing location during normal business hours. CINGULAR will select the visit dates and ETELECARE locations at random, and CINGULAR will not be required to notify ETELECARE in advance of such premise visits. In addition to activities permitted in this Order, ETELECARE allows CINGULAR to observe the performance of any TSRs providing Telemarketing Services covered by this Order and to interview the TSRs representing CINGULAR'S products and services.

XVII.    *** OF ***

CINGULAR has the right to request that ETELECARE *** any *** from *** in a *** or *** for ***. CINGULAR'S *** may *** this *** by *** ETELECARE'S *** in *** to *** a *** from its *** or ***. Thereafter, ETELECARE will *** such *** within *** hours of ***.

XVIII.   TELEMARKETING "DO NOT CALL FILE"

According to the Telephone Consumer Protection Act, ETELECARE will enter the information of Customers who do not want to be contacted by telephone for the purpose of selling CINGULAR'S Products and Services into a "Do Not Call File" or "Do Not Call or Write File." ETELECARE will enter this information into CINGULAR' billing systems at the time of Customer contact, and will not attempt to contact such Customers thereafter.

XIX.     RECORDKEEPING

         ETELECARE will keep for a period of twenty-four (24) months from the date the record is produced, the following records relating to its activities:

         A. The name, any fictitious name used, the last known home address and telephone number, and the job title(s) for all current and former employees directly involved in providing the Services.

         B.  All  verifiable   authorizations  required  by  the  federal  Trade
Commission rules regarding telemarketing activities.

XX.      MULTIPLE VENDORS

         CINGULAR may elect to have more than one supplier provide the Services. In the event that CINGULAR awards Services to multiple supplier organizations, ETELECARE will work cooperatively so that there is consistency in providing Services to CINGULAR.

XXI.     BILLING DETAIL


12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential       Page 15 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

The Agreement defines the process in which ETELECARE will provide an Invoice to CINGULAR. In addition, ETELECARE will provide program or Campaign-level electronic billing detail to the CINGULAR Invoice Contact and Campaign Contacts according to the following schedule:



          Report                                 When                                           What
          ------                                 ----                                           ----

*** Invoice                 The *** of *** previous end *** Pacific Time    *** or ***

*** Billing                 The *** of *** following previous month end     ***, and *** or *** since the ***
                            at *** Pacific Time
*** Billing Detail -        *** of the *** Pacific Time                     ***, and *** or *** for the ***
Summary
*** Billing Detail          *** after the *** of a *** or *** at the ***    ***, and *** or *** for the ***
                            Section II.L.18



XXII.    REMEDIES FOR NON-PERFORMANCE

The following remedies for non-performance apply on a per Campaign or program basis and CINGULAR and ETELECARE will measure the Service Level on a bi-weekly basis.


                                                          Penalty 1st           Penalty 2nd            Penalty 3rd
                                                          Consecutive           Consecutive            Consecutive
Service Level Matrix                 Goal              Reporting Period       Reporting Period       Reporting Period
--------------------                 ----              ----------------       ----------------       ----------------
Blocked Calls                         ***%

Actual                               >***%                   ***%                  ***%                   ***%
                                     >***%                   ***%                  ***%                   ***%
                                     >***%                   ***%                  ***%                   ***%

Abandoned Calls                       ***%

Actual                               >***%                   ***%                  ***%                   ***%
                                     >***%                   ***%                  ***%                   ***%
                                     >***%                   ***%                  ***%                   ***%

*** Report                            ***%
(*** go into *** after ***.
*** is due ***
Pacific Time the ***)

Actual                               <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%

12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential       Page 16 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                          Penalty 1st           Penalty 2nd            Penalty 3rd
                                                          Consecutive           Consecutive            Consecutive
Service Level Matrix                 Goal              Reporting Period       Reporting Period       Reporting Period
--------------------                 ----              ----------------       ----------------       ----------------
*** Score                             ***%
(*** will *** according to
the *** of the *** herein)
Actual                               <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%

***                                   ***%

Actual                               <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%
                                     <***%                   ***%                  ***%                   ***%

TOTAL *** OF ***                                             ***%                  ***%                   ***%





XXIII.   ADDITIONAL TERMS AND CONDITIONS

         A. Appendix B (attached hereto as "Change Management") documents the Change Management Form used to request changes to the scope of service required under this Order. Each party must sign the Change Management Form in writing prior to it becoming a valid contract document that amends this Order. This Order and the Agreement complement each other; however, in the event of an irreconcilable conflict in the terms between the documents, the provisions of this Order will have precedence over the terms of the Agreement.

         B. The authorized representatives sign below for their respective organizations.

The Agreement, this Order and the Appendix(es) incorporated herein constitute the entire agreement between the parties concerning the subject matter hereof, and may not be amended except in a writing signed by both parties.




Cingular Wireless LLC                                       eTelecare Global Solutions, Inc.



/s/ [Illegible]                                               /s/ Benedict C. Hernandez
-------------------------------------------------------       -----------------------------------------------------
Authorized Signature                                          Authorized Signature

/s/ Stephen [Illegible]                                       Benedict C. Hernandez
-------------------------------------------------------       -----------------------------------------------------
Printed Name                                                  Printed Name

SVP                                                           VP -- Philippine Operations
-------------------------------------------------------       -----------------------------------------------------
Title                                                         Title

2/28/07                                                       January 16, 2007
-------------------------------------------------------       -----------------------------------------------------
Date                                                          Date


12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential       Page 17 of 38

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                    Agreement No.SG-TH120103-W02



APPENDIX A: Pricing Schedule - Effective November 1, 2006
Click on the imbedded Excel spread sheet to expand the ETELECARE pricing for Cingular Wireless:

                                Description                                          Pricing
                                -----------                                          -------

TRAINING
1). *** Training                                                                  $*** per hour
2). Attrition Training - not to exceed ***%                                       $*** per hour
3). Representative Improvement Training                                           $*** per hour

LABOR
1). Customer Service Representative                                               $*** per hour
2). TSR (to hold TSR between campaigns)                                           $*** per hour
3). Technical Facilitation                                                        $*** per hour
4). Bi-lingual                                                                    $*** per hour
5). Holiday & Overtime                                                            $*** per hour

ANCILLARY SCHEDULE
Travel Expenses (pre-approved by Cingular)                                             ***

Postage                                                                                ***

Telecom                                                                                ***

Material and Supplies                                                                  ***

Online reporting                                                                       ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                   APPENDIX B
                         CAMPAIGN CHANGE MANAGEMENT FORM


Campaign Name:
Campaign Manager:
Reason for Request:

Proposed Change                                                                       (YIN)
Cost
Schedule
Scope



Description of Proposed Change: (A description of the change being proposed and the rationale for the change).

Associated Campaign Delivery Package / Change Requests: (The Campaign Delivery Package and Change Requests contained within this project).

Schedule:

                                                Approved Dates                       New Dates
                                                --------------                       ---------
Start Date

End Date



Project Labor:

(Estimate of effort, in person days, required by each organization to implement the change)

Change Costs:

                                                          Approved Budget          New Estimate
                                                          ---------------          ------------
Total Labor Costs (from above)                            $                        $
Non-Labor Costs:
Hardware                                                  $                        $
Software                                                  $                        $
Professional Services / Vendor Payments                   $                        $
                                                          ---------------          ------------
Change Cost Total                                         $                        $
                                                          ===============          ============


12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential        Page 1 of 38

Accepted:


Cingular Wireless LLC                                         eTelecare Global Solutions, Inc.

By:                                                           By:
    ---------------------------------------------------           -------------------------------------------------

Title:                                                        Title:
       ------------------------------------------------              ----------------------------------------------

Date:                                                         Date:
      -------------------------------------------------             -----------------------------------------------



12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential        Page 2 of 38

APPENDIX C:  FORMATS

FINDER FILE - CMT LEAD FILE FORMAT, VERSION 4/17/06



 WISDEM NAME                           DESCRIPTION                     EXAMPLE         SQL DATA TYPE           REQUIRED DATA
 -----------                           -----------                     -------         -------------           -------------
SID                    Customer sid                                      823          Decimal(16,0)              Required
Svc                    Wireless Phone Number                         8015501111       Decimal(16,0)              Required
Svc_key                Service's unique ID for WISDEM                  756801         Decimal(16,0)              Required
Acct                   Wireless Account Number                       7100901457       Decimal(10,0)              Required
Name                   Full Name of individual customer or user     Joe Customer       Varchar(30)               Required
Attn_line_1            Attention Line 1                               C/O AT&T         Varchar(30)               Optional
Attn_line_2            Attention Line 2                                Ste 200         Varchar(30)               Optional
Street                 Street Address                               222 Riverboat      Varchar(30)               Required
City                   City                                          Plain City        Varchar(30)               Required
State                  State Code                                        UT            Varchar(2)                Required
Zip                    Zip                                              84020          Varchar(9)                Required
SS_last_4              Last 4 numbers of SS                             1234           Varchar(4)                Required
Home_phone             Home telephone #                              8012665875        Varchar(10)               Required
Work_phone             Work telephone #                              8013135555        Varchar(10)               Required
Mkt_desc               Market description                           Salt Lake City     Varchar(40)               Required
District_.deec         District Description                         DIST: Utah         Varchar(40)               Required
3M_avg_rev             Average 3 month revenue                         124.99         Decimal(10,2)              Required
3M_avg_mou             Average 3 month minutes of use                   1240               Int                   Required
Current_RP             Current Rate Plan name                      DOR $99.99 F175     Varchar(30)               Required
RP_access              Current monthly access fee                       99.99         Decimal(10,2)              Required
RP included_mins       Current rate plan included minutes               1000               Int                   Required
Contract_end_date      Depicts the date on which current              12/01/03            Date                   Required
                       contract ends.
RP_REC_1               Recommended rate plan name 1                                    Varchar(30)               Optional
RP_REC_.2              Recommended rate plan name 2                                    Varchar(30)               Optional
Promo_offer_1          Actual Offer Given to Customer - See      $50 Service Credit   Varchar(100)               Required
                       Cell Matrix
Promo_offer 2          Recommended promo or feature name                              Varchar(100)               Optional
Cell                   Test Cell                                          A            Varchar(5)        Required- If NULL must be
                                                                                                          populated with a ZERO.
Subcell                Test SubCell - Sub offer rolling up                1            Varchar(5)        Required- If NULL must be
                       under main Test Cell                                                               populated with a ZERO.
Extract_date           Date campaign data was extracted from          03/10/03            date                   Required
                       WISDEM
LTV Score              LTV Score - Amt_Monthly_Margin                   1500               Int           Required- If NULL or not
                                                                                                             available must be
                                                                                                          populated with a ZERO.




12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential        Page 3 of 38

'


 WISDEM NAME                           DESCRIPTION                     EXAMPLE         SQL DATA TYPE           REQUIRED DATA
 -----------                           -----------                     -------         -------------           -------------
LTV Value              LTV Score Value-Amt_Potential_Margin              VH            Varchar(10)       Required- If NULL or not
                                                                                                             available must be
                                                                                                            populated with "NA"
Data Rate Plan         Current Data Rate Plan name                  AT&T Wireless      Varchar(40)               Optional
                                                                   Mobile Internet
3M_avg_data            3-month average data usage                       39.99         Decimal(10,2)              Optional
Data Offer 1           Recommended Data Offer 1                    One Month Free      Varchar(50)               Optional
Data Offer 2           Recommended Data Offer 2                    Two Months Free     Varchar(50)               Optional
GSM Customer Flag      Flag indicating that the current                   Y            Varehar(2)             Populate - 'N'
                       customer is a GSM customer
Macro Segment          Macro Segment                               Small Business     Varchar (20)               Populate





RESPONDER FILE

ETELECARE warrants that the responder data shall follow the specified format. Errors result from improperly formatted data which condition is unacceptable to CINGULAR. The file format shall be tab-delimited between fields and CR/LF between records. Comma separated files (CSV) can be used only if embedded commas are removed. Commas, even within quoted text, are unacceptable. To prevent problems with commas, ETELECARE will use an alternate delimiter such as a semicolon or tilde.





            COLUMN NAME                                  DATA TYPE                          REQUIRED/OPTIONAL
            -----------                                  ---------                          -----------------
   User ID                                         varchar(50) e.g. BRC, IVR                    Required
   Date                                                 date(yyyy/mm/dd)                        Required
   Time                                                time(hh:mm:ss)                           Required
   Campaign Contact Type                                 varchar(20)                            Required
   Disposition                                           varchar(5)                             Required
   Reason                                                varchar(75)                            Optional
   Offer Support Code                                    varchar(20)                            Optional
   Svc Key                                             decimal(16,O)                            Required

12/11/2006      CINGULAR WIRELESS and ETELECARE Confidential        Page 4 of 38

APPENDIX D: PERFORMANCE MEASUREMENT AND REPORTING



                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
  Offered Calls     Measures the       Inbound:                           None     For each     For each Campaign, report
                    number of          (Offered Calls - Test Calls)                Campaign     by half-hour increment
                    originating                                                                 for previous day with
                    telephone calls                                                             summaries by week, month,
                    offered to the                                                              quarter, and year
                    IVR and the ACD.

  Service           Measures the       Inbound:                           ***      Alert on     For each Campaign, report
  Availability      availability of    All Trunks Busy                    -*** -   event        by half-hour increment
                    supporting         Outbound:                          ***                   for previous day with
                    systems.           All Trunks Busy Computer system -  calls                 summaries by week, month,
                                       Time system available for use      *** -                 quarter, and year Service
                                                                          ***.0%                Availability for Computer
                                                                          ***1                  system is measured over a
                                                                                                one (1) month period.

  Abandoned Calls,  Measures the       Inbound:                           ***      For each     For each Campaign, report
  Immediately       number of          Abandoned Calls, Immediately                Campaign     by half-hour increment
                    Customers who                                                               for previous day with
                    hang up before                                                              summaries by week, month,
                    queuing.                                                                    quarter, and year

  IVR "Opt-out"     A peg-count        Inbound:                           ***      None         For each Campaign, report
  Point             measure of the     Welcome                                                  by counter by day
                    point the in IVR   Enter MIN
                    script where the   Enter SSN
                    Customer           Offer Selection
                    "opts-out" or      Offer Confirmation
                    hangs-up.

  IVR "Opt-out"     Measures the       Inbound:                          ***       For each     For each Campaign, report
  Percentage        number of          (IVR Calls that "opt-out" of                Campaign     by half-hour
                    Customers who do
                    not

1 AT&T Wireless computer systems are the responsibility of AT&T Wireless. ETELECARE computer systems are the responsibility of ETELECARE.

12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 5 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
                    complete their     IVR / IVR Calls) * (100)                                increment for previous day
                    IVR transaction.                                                           with summaries by week,
                                                                                               month, quarter, and year

  Already Accepted  Measures the       Inbound: Already Accepted        ***        For each    For each Campaign, report
                    number of                                                      Campaign    by half-hour increment for
                    Customers who                                                              previous day with
                    call but who have                                                          summaries by week, month,
                    already accepted                                                           quarter, and year
                    their offer.

  IVR Completions   Measures the       Inbound: IVR Completions         ***        For each    For each Campaign, report
                    number of                                                      Campaign    by half-hour increment for
                    Customers who use                                                          previous day with
                    the IVR to accept                                                          summaries by week, month,
                    their offer.                                                               quarter, and year

  Transfer to       Measures the       Inbound: IVR, Transfers to TSR   ***        For each    For each Campaign, report
  Agent (Received   number of                                                      Campaign    by half-hour increment for
  Calls)            telephone calls                                                            previous day with
                    transferred from                                                           summaries by week, month,
                    the IVR.                                                                   quarter, and year

  After Hours       Measures the       Inbound: After Hours Message     ***        For each    For each Campaign, report
  Message           number of                                                      Campaign    by half-hour increment for
                    Customers who                                                              previous day with
                    hear the After                                                             summaries by week, month,
                    Hours Message.                                                             quarter, and year

  Answered          Measures the       Inbound: Handled Calls,          ***        For each    For each Campaign, report
  Immediately       number of          Immediately                                 Campaign    by half-hour increment for
                    Customers calls                                                            previous day with
                    immediately                                                                summaries by week, month,
                    answered by TSRs.                                                          quarter, and year

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
 Abandoned Calls    Measures the      Inbound: Abandoned Calls, After    ***      For each      For each Campaign, report
                    number of         Queuing                                     Campaign      by half-hour increment
                    Customers who                                                               for previous day with
                    hang up while in                                                            summaries by week, month,
                    queue.                                                                      quarter, and year

 Abandoned Call     Measures the      Inbound: (Abandoned Calls, After   ***%      For each     For each Campaign, report
 Percentage         percentage of     Queuing / Received Calls) * (100)            Campaign     by half-hour increment
                    callers who                                                                 for previous day with
                    abandon.                                                                    summaries by week, month,
                                                                                                quarter, and year

 Average Time to    Measures at what  Inbound: (Queue Time Before        ***       For each     For each Campaign, report
 Abandon            point in time,    Abandoning) I (Abandoned                     Campaign     by half-hour increment
                    on average, that  Interactions, After Queuing)                              for previous day with
                    a caller                                                                    summaries by week, month,
                    abandons the                                                                quarter, and year
                    queue.

 Answered After     Measures the      Inbound: Handled Calls, After      ***       For each     For each Campaign, report
 Queuing            number of         Queuing                                      Campaign     by half-hour increment
                    Customers calls                                                             for previous day with
                    answered by TSRs                                                            summaries by week, month,
                    after queuing.                                                              quarter, and year

 Average Time in    Measures the      Inbound: (Queue time) I (Handled   ***       _ For each   For each Campaign, report
 Queue              average time a    Calls, After Queuing)                        Campaign     by half-hour increment
                    Customer spends                                                             for previous day with
                    in queue.                                                                   summaries by week, month,
                                                                                                quarter, and year

 Longest Time In    Measures the      Inbound: Maximum Delay             ***       _ For each   For each Campaign, report
 Queue              maximum time a                                                 Campaign     by half-hour increment
                    Customer is in                                                              for previous day with
                    queue.                                                                      summaries




12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 7 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
                                                                                                by week, month , quarter
                                                                                                and year
 Average Speed of   Measures the      Inbound: (Queue time) I (Received   ***      For each     For each Campaign, report
 Answer             average time to   Calls)                                       Campaign     by half-hour increment
                    answer a                                                                    for previous day with
                    telephone call.                                                             summaries by week, month,
                                                                                                quarter, and year

 Average Talk Time  Measures the      Inbound: (Talk Time + Hold Time)    ***                   For each For each Campaign, report
                    average time a    / (Handled Calls, After Queuing +                         Campaign by half-hour increment
                    Customer spends   Handled Calls, Immediately)                               for previous day
                    on hold or        Outbound: (Talk Time + Hold Time)                         with summaries by week, month,
                    talking with a    / (Right Party Contacts)                                  quarter, and year
                    TSR.


 Average Handle     Measures the      Inbound: (Queue time + Talk Time    ***      For each     For each Campaign, report
 Time               average time      + Hold Time + After Call Work                Campaign     by half-hour increment
                    TSRs spend on a   Time) / (Handled Calls, After                             for previous day with
                    telephone call.   Queuing + Handled Calls,                                  summaries by week, month,
                                      Immediately) Outbound: (Talk Time                         quarter, and year
                                      + Hold Time) / (Right Party
                                      Contacts)

 Conversions        Measures the      Inbound: Conversions Outbound:      ***      For each     For each Campaign, report
                    number of offer   Conversions                                  Campaign     by half-hour increment
                    accepts.                                                                    for previous day with
                                                                                                summaries by week, month,
                                                                                                quarter, and year

 Agent              Measures          Inbound:                          Inbound:   For each     For each Campaign,
                    contacts that



12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 8 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
 Conversion        conclude in the    (Conversions / Received Calls)     As        Campaign    report by half-hour
 Percentage        acceptance of the  * 100                              defined               increment for previous day
                   offer.             Outbound:                          for each              with summaries by week,
                                      (Conversions / Right Party         Campaign              month, quarter, and year
                                      Contacts) * 100                    in the
                                                                         specific
                                                                         Campaign
                                                                         Delivery
                                                                         Package
                                                                         Outbound:
                                                                         As
                                                                         defined
                                                                         for each
                                                                         Campaign
                                                                         in the
                                                                         specific
                                                                         Campaign

 IVR Completion     Measures the      Inbound: (IVR Completions / IVR    ***       For each    For each Campaign, report
 Percentage         percentage of     Calls)                                       Campaign    by half-hour increment for
                    Customers who                                                              previous day with
                    use the IVR to                                                             summaries by week, month,
                    accept their                                                               quarter, and year
                    offer.

 TSR Payroll Hours  Measures the      Inbound: Inbound TSR Payroll       ***       For each    For each Campaign, report
                    hours worked by   Hours Outbound: Outbound TSR                 Campaign    by half-hour increment for
                    TSRs.             Payroll Hours                                            previous day with
                                                                                               summaries by week, month,
                                                                                               quarter, and year

 Dialed Calls       Measures the      Outbound: Dialed Calls             ***       For each    For each Campaign, report
                    number of                                                      Campaign    by half-hour increment for
                    telephone calls                                                            previous day with
                    dialed for a                                                               summaries by week, month,
                    specific                                                                   quarter, and year
                    outbound
                    campaign.

 Non- Transferred   Measures the      Outbound: Total for                ***       For each    For each Campaign, report
 Calls              reasons Dialed    Non-Transferred Calls with                   Campaign    by half-hour increment for
                    Calls are not     peTelecare counts for: Invalid                           previous day with
                    transferred to    Signal, FAX Tone, Busy, No                               summaries by week, month,
                    TSRs.             Answer, Voice Mail Box, or                               quarter, and year
                                      Abandoned Call

 Non-               Measures the      Outbound:                          ***       For each    For each Campaign,
                    percentage

12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 9 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
 Transferred       of Dialed Calls     (Non-Transferred Calls/ Dialed              Campaign    report by half-hour
 Percentage        for a specific      Calls) * 100                                            increment for previous day
                   campaign that are                                                           with summaries by week,
                   not transferred                                                             month, quarter, and year
                   to a TSR.

 Wrong Numbers     Measures the       Outbound: Wrong Numbers            ***       For each    For each Campaign, report
                   number of Dialed                                                Campaign    by half-hour increment for
                   Calls that are to                                                           previous day with
                   a wrong number.                                                             summaries by week, month,
                                                                                               quarter, and year

 Right Party       Measures the       Outbound: Right Party Contact      ***       For each    For each Campaign, report
 Contact           number of Dialed                                                Campaign    by half-hour increment for
                   Calls that                                                                  previous day with
                   transfer to a TSR                                                           summaries by week, month,
                   that reach the                                                              quarter, and year
                   person legally
                   able to make a
                   decision.

 Right Party       Measures the       Outbound: (Right Party Contact /   ***       For each    For each Campaign, report
 Contact           percentage of      (Dialed Calls - Non- Transferred             Campaign    by half-hour increment for
 Percentage        Right Party        Calls - Wrong Numbers)) * 100                            previous day with
                   Contacts to                                                                 summaries by week, month,
                   Dialed Calls that                                                           quarter, and year
                   transfer to a TSR
                   and reach to
                   person legally
                   able to make a
                   decision.

 Scheduled Call    Measures the       Outbound: Scheduled Call Backs     ***       For each    For each Campaign, report
 Backs             number of Dialed                                                Campaign    by half-hour increment for
                   Calls to a Right                                                            previous day with
                   Party Contact                                                               summaries by week, month,
                   that result in                                                              quarter, and year
                   scheduling a
                   future call to
                   complete the
                   offer.

 Completed Offers  Measures the       Outbound: Completed Offers         ***       For each    For each Campaign, report
                   number of Dialed                                                Campaign    by half-hour increment for
                   Calls to a Right                                                            previous day with
                   Party Contact                                                               summaries by week, month,
                   where the TSR
                   completes the
                   offer.


12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 10 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
                                                                                               quarter, and year

  Completed        Measures the       Outbound: (Completed Offers /      ***      For each     For each Campaign, report
  Offers           percentage of      Right Party Contacts) * 100                 Campaign     by half-hour increment
  Percentage       Completed Offers                                                            for previous day with
                   to a Right Party                                                            summaries by week, month,
                   Contact.                                                                    quarter, and year

  Contacts Per     Measures the       _ Inbound: Received Calls /        ***       For each    For each Campaign, report
  Hour             number of          Inbound TSR Payroll Hours                    Campaign    by half-hour increment
                   contacts each TSR  Outbound: Right Party Contact /                          for previous day with
                   completes per      Outbound TSR Payroll Hours                               summaries by week, month,
                   hour.                                                                       quarter, and year

  Average          Measures the       Outbound: (Available Time /        ***       For each    For each Campaign, report
  Available Time   average time a     (Dialed Calls - Non-Transferred              Campaign    by half-hour increment
                   TSR was ready to   Calls - Wrong Numbers))                                  for previous day with
                   accept Calls, but                                                           summaries by week, month,
                   was not currently                                                           quarter, and year
                   involved in Call
                   work

  List Penetration Measures the       Outbound: ((F Dialed Calls) /      ***       For each    For each Campaign, report
                   completion         ((Start List Size) - (F Non-Right            Campaign    by half-hour increment
                   percentage of an   Party Contact) - (F Wrong Numbers)                       for previous day with
                   outbound call      - (E Right Party Contact))) * 100                        summaries by week, month,
                   list.                                                                       quarter, and year

  BRC Scans        Measures the       BRCs Scans                         ***       None        For each Campaign, report
                   number of BRCs                                                              by day with summaries by
                   scans completed.                                                            week, month, quarter, and
                                                                                               year

  BRC Carry-over   At the end of the  BRC Carry-over                     ***       None        For each Campaign, report
                   day, measures the                                                           by day with summaries by
                   number of BRCs                                                              week,
                   carried over from



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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
                   one day to the                                                              month, quarter, and year
                   next.

  BRC - Received   Measures the      BRC Received                       ***        None        For each Campaign, report
                   number of BRCs                                                              by day with summaries by
                   received per day.                                                           week, month, quarter, and
                                                                                               year

  Manual           At the end of     MP Carry-over                      ***        None        For each Campaign, report
  Provisioning -   the day,                                                                    by end-of-day with
  Carry-over       measures the                                                                summaries by week, month,
                   number of manual                                                            quarter, and year
                   provisioning
                   records carried
                   over from one
                   day to the next.
                   MP Carry-over

  Manual           Measures the      MP Received                        ***        None        For each Campaign, report
  Provisioning -   number of manual                                                            by day with summaries by
  Received         provisioning                                                                week, month, quarter, and
                   records received                                                            year
                   per day. MP
                   Received

  Provisioned      Measures the      Provisioned                        ***        None        For each Campaign, report
                   number of                                                                   by day with summaries by
                   completed Manual                                                            week, month, quarter, and
                   Provisioning                                                                year
                   records.

  Exception -      Measures the      ECA                                ***        None        For each Campaign, report
  Cancelled        number of                                                                   by day with summaries by
  Accounts         cancelled                                                                   week, month, quarter, and
                   accounts among                                                              year
                   the Manual
                   Provisioning
                   records.

  Exception -      Measures the      EAP                                ***        None        For each Campaign, report
  Already          number of                                                                   by day with summaries by
  Provisioned      already                                                                     week, month, quarter, and
                   provisioned                                                                 year
                   accounts among
                   the Manual
                   Provisioning
                   records.


12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 12 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
Exception -       Measures the      EIRP                                ***         None       For each Campaign, report
Invalid Rate Plan number of invalid                                                            by day with summaries by
/ Promo / Feature rate plan or                                                                 week, month, quarter, and
                  promotion or                                                                 year
                  features among
                  the Manual
                  Provisioning
                  records.

  Exception -      Measures the      EDR                                 ***        None       For each Campaign, report
  Duplicate        number of                                                                   by day with summaries by
  Records          duplicate                                                                   week, month, quarter, and
                   records accounts                                                            year
                   among the Manual
                   Provisioning
                   records.

  Exception -      Measures the      EUR                                 ***        None       For each Campaign, report
  Unworkable       number of                                                                   by day with summaries by
  Record           unworkable                                                                  week, month, quarter, and
                   records accounts                                                            year
                   among the Manual
                   Provisioning
                   records.

  Manual           Measures the      (Provisioned + ECA + EAP + EIRP +   ***        None       For each Campaign, report
  Provisioning -   number of manual  EDR + EUR)                                                by day with summaries by
  Resolved         provisioning                                                                week, month, quarter, and
                   records                                                                     year
                   completed. MP
                   Resolved

  MP Payroll Hours Measures the      MP Payroll Hours                    ***        For each   For each Campaign, report
                   hours worked by                                                  Campaign   by half-hour increment
                   manual                                                                      for previous day with
                   provisioning                                                                summaries by week, month,
                   personnel.                                                                  quarter, and year

  MP Records per   Measures the      (MP Resolved / MP Payroll Hours)    ***        For each   For each Campaign, report
  Hour             average number                                                   Campaign   by half-hour increment
                   of manual                                                                   for previous day with
                   provisioning                                                                summaries by week, month,
                   records worked                                                              quarter, and year
                   per hour.

  Data Entry       Measures the      (Data Entry Errors) / (Provisioned  ***        None       For each Campaign, a
  Errors per       percent and       / 1000)                                                   weekly report with
                   rework in the
                   center.  Also

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                                                                   Real-time
   Measure          Definition                 Measurement             Objective    Measure            Historic
   -------          ----------                 -----------             ---------    -------            --------
  1,000 Pieces of  reports on the    Types of Errors: peg count                                   summaries by month,
  Work             types of errors.                                                               quarter, and year

  On-time Manual   Measures the      Based on Priority Plan in the        ***         None        For each Campaign, a
  Processing       number of         Campaign Delivery Package            late                    weekly report with
                   manually                                               processed               summaries by month,
                   processed                                              records                 quarter, and year
                   records that
                   were processed
                   by priority

  On-time Report   Measures the      (On-time Reports / Total Reports)    ***        None        Report by day with
  Generation       percentage of     * 100                                                       summaries by week, month,
                   on-time                                                                       quarter, and year
                   generation of
                   reports.

  Contact Quality  Assigns a value   Call Quality Score                   For ***     None        For each Campaign, a
  Score            to the quality                                         - ***                   weekly report with
                   of individual                                                                  summaries by month,
                   contacts.                                                                      quarter, and year

  Monitored Call   Measures the      For each TSR: (Weekly Monitored      ***         None        For each Campaign, a
  Percentage       ratio of          Calls I Weekly Received Calls) *     telephone               weekly report with
                   monitored calls   (100)                                calls                   summaries by month,
                   to received                                            per ***                 quarter, and year
                   calls.                                                 for ***
                                                                          performing
                                                                          in
                                                                          excess
                                                                          of ***%
                                                                          of
                                                                          their
                                                                          *** or
                                                                          ***
                                                                          times
                                                                          per ***
                                                                          for ***
                                                                          with a
                                                                          ***
                                                                          below
                                                                          ***%.

  Sales            A measure of      (Sales I Received Calls) * 100       ***        For each    For each Campaign, report
                   contacts that                                                     Campaign    by half-hour increment
                   result in the                                                                 for previous day with
                   sale of                                                                       summaries by week, month,
                   ancillary items                                                               quarter, and year
                   or agreements.


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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

APPENDIX E: CAMPAIGN DELIVERY PACKAGE

SAMPLE SENT




12/11/06       CINGULAR WIRELESS and ETELECARE Confidential        Page 15 of 38
***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

APPENDIX F:  QUALITY MONITORING FORM



                              CATEGORY                                                             SCORE /
#                             QA DETAIL                                                            DETAIL              OUT OF
-                             ---------                                                            ------              ------

       ***
       ***
       ***
       ***
       ***
       ***
       ***
       ***
                              I. ***
1      *** using ***, *** the *** and *** if ***
2      *** the ***, *** such as ***
                      II. *** AND *** THE ***
3      *** and *** the *** that *** to the *** and/or the
       *** of the ***
4      *** of the *** to ***.  *** to *** in *** to ***, if
       ***.  *** to ***, *** and ***.
5      *** and *** with *** on ***.  *** & *** if ***.
6      *** with ***
7      *** an ***
                              III. ***
7      *** to ***
8      *** to *** to ***.  *** with ***.
                              IV. ***
9      *** and ***
10     ***
                               V. ***
11     *** and ***: *** and ***. *** to *** and *** if ***. *** and *** and ***.
       *** and ***: *** of $***. *** on *** including ***.
12     ***: *** for *** (*** if ***). *** for *** and *** for ***. *** for ***:
       "*** be *** to *** this ***" "Is this ***?" (*** a ***) *** or *** be ***
       be *** may *** at the ***.
13     *** & ***:
       *** (or *** if ***) and *** or ***.  For *** to ***,
       you *** the *** to *** the *** it is a ***.  ***.
14     ***: *** to *** a *** and *** to *** in *** to the ***. *** to ***; ***
       to ***. *** to *** the *** and *** and ***. *** and *** is *** the ***.
       *** if ***, the *** will ***. *** that *** their *** from ***. If the ***
15     *** for ***:  *** of ***:  *** or ***.
16     *** & ***:  *** all *** and *** or *** for ***
17     ***:  *** of the *** to ***
                              VI. ***
18     *** any ***; or ***.
19     ***
20     ***
21     *** the ***
22     ***, no ***
                              VII. ***
23     *** the ***.
24     *** the *** if ***
25     *** and *** were *** with ***
                               TOTAL
                           *** CATEGORIES
       ***there an ***?     If *** which ***.
1      Does ***; (***)                                                                                  ***
2      Does *** (***).                                                                                  ***
3      *** the *** to *** or *** a ***                                                                  ***
4      *** and/or *** and/or *** the ***                                                                ***
5      *** on ***                                                                                       ***
6      *** the *** to *** in a ***                                                                      ***
7      *** to ***                                                                                       ***

                                            POINTS AVAILABLE:                                           ***
                                             POINTS RECEIVED:                                           ***
                                            TOTAL PERCENTAGE:                                           ***%



***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

APPENDIX G:  GLOSSARY



TERM                       DEFINITION                                                                                VALUE
----                       ----------                                                                                -----
Abandoned Calls, After     For Inbound programs or Campaigns, the number of Customers that abandon after                 #
Queuing                    queuing

Abandoned Calls,           For Inbound programs or Campaigns, the number of Customers that abandon                       #
Immediately                immediately

After Call Work Time       For Inbound or Outbound programs or Campaigns, the time that a                              #, time
                           TSR spends to complete the Call after the Customer hangs-up                                interval

After Hours Message        For Inbound programs or Campaigns, the number of Customers                                    #
                           who receive an IVR message that they cannot transfer to a TSR because it is outside of office hours

All Trunks Busy            Time that all members of a specific trunk group were in use                           #, time stamp

Already Accepted           For Inbound programs or Campaigns, the
                           number of Customers who receive an IVR message                                                #
                           that they had already accepted their offer

Available Time             For Inbound or Outbound programs or Campaigns, the time a TSR was ready to         #, time interval
                           accept Calls, but was not currently involved in Call work

Business Response Card     For Inbound programs or Campaigns, the number of pieces of work pending for                   #
Carry-over                 Business Response Card processing

Business Response Card     For Inbound programs or Campaigns, the number of pieces of work received for                  #
Received                   Business Response Card processing

Business Response Card     For Inbound programs or Campaigns, the number of pieces scanned for Business                  #
Scans                      Response Card processing

Call Quality Score         A numeric value assigned by Quality Assurance to indicate the quality of                      #
                           service for a given Call

Completed Offers           For Outbound programs or Campaigns, the number of Customers who heard a                       #
                           complete offer from a TSR

Conversions                For Inbound or Outbound programs or Campaigns, the number of program or                       #
                           campaign offer accepts

Data Entry Errors          For Manual Provisioning Campaigns, the number of data entry errors                            #

Dialed Calls               For Outbound programs or Campaigns, the number of telephone calls placed during               #
                           a specified time period

Exception - Already        For Manual Provisioning Campaigns, the number of records already provisioned                  #
Provisioned

Exception - Cancelled      For Manual Provisioning Campaigns, the number of records for cancelled accounts               #
Account

Exception - Duplicate      For Manual Provisioning Campaigns, the number of duplicate records                            #
Record

Exception - Invalid Rate   For Manual Provisioning Campaigns, the number of
Plan / Promo I Feature     records for invalid rate plans, promotions, or features                                       #

Exception - Unworkable     For Manual Provisioning Campaigns, the number of unworkable records                           #
Record

Handled Calls, After       For Inbound programs or Campaigns, the number of Calls handled after queuing                  #
Queuing



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





TERM                                                            DEFINITION                                               VALUE
----                                                            ----------                                               -----
Handled Calls, Immediately         For Inbound programs or Campaigns, the number of Calls handled immediately               #

Hold Time                          For Inbound programs or Campaigns, the time a Customer spends on hold                 #, time
                                                                                                                         interval

Inbound TSR Payroll Hours          For Inbound programs or Campaigns, the number of payroll hours paid to TSRs              #

IVR Calls                          For Inbound programs or Campaigns, the number of Calls answered by the IVR               #

IVR Calls "Opt-out" Point          For Inbound programs or Campaigns, a peg-count of what point in the IVR script        #, for
                                   Customers "opt-out. These pointers include the following: Welcome, Enter MIN, Enter   each
                                   SSN, Offer Selection, and Offer Confirmation.                                         counter

IVR Calls                          For Inbound programs or Campaigns, the number of Calls where the caller                  #
That"Opt-out" of the               "opts-out" of the IVR
IVR

IVR Completions                    For Inbound programs or Campaigns, the number of Customers who use the IVR               #
                                   to accept their offer

IVR Transfers to TSR               For Inbound programs or Campaigns, the number of Calls that transfer from the IVR        #
                                   to a TSR

Manual Provisioning Payroll        For Manual Provisioning Campaigns, the number of payroll hours paid for data entry       #
Hours

Manual Provisioning Carry-over     For Manual Provisioning Campaigns, the number of pieces of work pending                  #

Manual Provisioning Received       For Manual Provisioning Campaigns, the number of pieces of work received                 #

Maximum Delay                      For Inbound programs or Campaigns, a peg count of the maximum time, in seconds,       #, time
                                   that a caller waits for a TSR to answer                                               interval

Non-transferred Calls              For Outbound programs or Campaigns, the number of dialed calls not transferred to a      #
                                   TSR

Non-transferred Calls Pointers     For Outbound programs or Campaigns, a peg-count of why a dialed call was not          #, for
                                   transferred to a TSR. These pointers include the following: Invalid Signal, FAX       each
                                   Tone, Busy, No Answer, Voice Mail Box, counter and Abandoned                          counter

Offered Calls                      For Inbound programs or Campaigns, the number of offered Calls                           #

On-time Reports                    Number of billing detail, invoice, or performance reports delivered on                   #

Outbound TSR Payroll Hours         For Outbound programs or Campaigns, the number of payroll hours paid to TSRs on          #
                                   outbound programs or Campaigns

Provisioned                        For Manual Provisioning Campaigns, the number of completed Manual                        #
                                   Provisioning records.

Queue Time                         For Inbound programs or Campaigns, the time an Customer spends in queue before a      #, time
                                   Service Representative handles the Call                                               interval

Queue Time Before                  For Inbound programs or Campaigns, the time an Customer spends in queue before        #, time
Abandoning                         the caller abandons                                                                   interval

Queued Calls                       For Inbound programs or Campaigns, the number of queued Calls                            #

Received Calls                     For Inbound programs or Campaigns, the number of received Calls                          #

Right Party                        For Outbound programs or Campaigns, the number of dialed calls                           #



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





TERM                                                            DEFINITION                                               VALUE
----                                                            ----------                                               -----
Contacts                        .answered by the person legally able to make a decision

Sales                           Number of program or Campaign contacts resulting in the sale of ancillary                  #
                                equipment or agreements

Scheduled Call Backs            For Outbound programs or Campaigns, the number of dialed calls where the TSR                #
                                schedules a call back with the Customer to complete their discussion of the offer

Start List Size                 For Outbound programs or Campaigns, the starting size of the calling list                   #

Talk Time                       For Inbound or Outbound programs or Campaigns, the time during an Call that a TSR        #, time
                                spends "talking"                                                                        interval

Test                            For Inbound programs or Campaigns, the number of telephone calls                            #
Calls                           placed for test purposes

Total Reports                   Total number of billing detail, invoice, or performance reports for a specified time     #, time
                                interval                                                                                interval

Weekly Monitored Calls          For Inbound or Outbound programs or Campaigns, the number of Calls monitored per            #
                                week for quality assurance

Weekly Received Calls           For Inbound or Outbound programs or Campaigns, the number of                                #
                                Received Calls per week

Wrong Numbers                   For Outbound programs or Campaigns, the number of dialed calls to wrong                     #
                                numbers



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